UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 22, 2025

Date of Report (Date of earliest event reported)

ECD AUTOMOTIVE DESIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41497	86-2559175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4390 Industrial Lane Kissimmee, Florida	34758
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 483-4825

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ECDA	The Nasdaq Stock Market LLC
Warrants	ECDAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 22, 2025, ECD Automotive Design, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). On July 2, 2025, the record date for the Annual Meeting, there were 47,582,249 shares of common stock of the Company entitled to be voted at the Annual Meeting, 25,436,158 shares of common stock of the Company or 53.46% of which were represented in person or by proxy. The results of the Annual Meeting are as follows:

Proposal 1. Reverse Stock Split Proposal – A proposal to approve one or more amendments to the Company’s Certificate of Incorporation (the “Charter”), in substantially the form attached to this proxy statement as Appendix A (collectively, the “Reverse Split Charter Amendments”, and each, a “Reverse Split Charter Amendment”) to allow our Board of Directors to effect, in its discretion prior to July 31, 2026, one or more reverse stock splits of all of our issued and outstanding common stock, par value $0.0001 per share (“Common Stock”), up to an aggregate ratio of one-for-two hundred (1:200), (the “Maximum Approved Split Ratio”), with the timing and ratio (each, an “Approved Split Ratio”) of each applicable reverse stock split to be determined by the Board if effected.

Approval of the Reverse Stock Split Proposal required the affirmative vote of at least a majority of the total outstanding shares entitled to vote. The Reverse Stock Split Proposal received the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
25,129,699	302,214	4,245	0

Reverse Stock Split Proposal was approved by stockholders holding 25,129,699 shares or 52.81% of the Company’s shares of common stock present at the Annual Meeting.

Proposal 2. Share Issuances Proposal - A proposal to approve, pursuant to Nasdaq Rule 5635, our issuance of all the shares of Common Stock issuable pursuant to (i) the Securities Purchase Agreement, dated June 5, 2025 (ii) the Second Exchange Agreement, dated June 20, 2025 and (iii) the Equity Purchase Payment Agreement, dated June 20, 2025, as applicable, in excess of 19.99% of the total issued and outstanding shares of Common Stock as of June 5, 2025 (the “Exchange Cap”) at an average price that is less than the “Minimum Price” (as defined under Nasdaq rules).

Approval of the Share Issuances Proposal required a favorable vote from a majority of the issued and outstanding shares of the Company’s common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting. The Incentive Plan Proposal received the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
25,021,727	410,292	4,139	0

The Share Issuances Proposal was approved by stockholders holding 25,021,727 shares or 98.37% of the Company’s shares of common stock present at the Annual Meeting.

Proposal No. 3 – Incentive Plan Amendment Proposal – A proposal to approve an amendment to the 2023 Equity Incentive Plan to increase the number of shares of common stock reserved under the Plan from 2,500,000 shares to 15,000,000 shares.

Approval of the Incentive Plan Proposal required a favorable vote from a majority of the issued and outstanding shares of the Company’s common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting. The Incentive Plan Proposal received the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
24,999,256	436,519	86,952	383

The Incentive Plan Amendment Proposal was approved by stockholders holding 24,999,256 shares or 98.28% of the Company’s shares of common stock present at the Annual Meeting.

Proposal No. 4 – Director Proposal – A proposal to elect Thomas Wood as a Class II director to serve until the 2028 annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death.

The Class II Directors, Thomas Wood, will be elected to serve until the Company’s 2028 annual meeting of stockholders or until his successor is duly elected if he receives the affirmative vote of a plurality of the shares of the Company’s common stock, represented in person or by proxy at the Annual Meeting. The director nominee received the following votes:

Thomas Wood:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
25,126,435	285,444	24,279	0

Thomas Wood was elected to serve as a Class I director of the Company until the 2028 annual meeting of stockholders by stockholders holding 25,126,435 shares or 98.78% of the Company’s shares of common stock present at the Annual Meeting.

Proposal No. 5 – Auditor Ratification Proposal – A proposal to ratify the appointment of Barton CPA PLLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Approval of the Auditor Ratification Proposal required a favorable vote from a majority of the issued and outstanding shares of the Company’s common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting. The Auditor Ratification Proposal received the following votes:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
25,363,332	44,458	28,368	0

The Auditor Ratification Proposal was approved by stockholders holding 25,363,332 shares or 99.71% of the Company’s common shares present at the Annual Meeting.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of an initial business combination or PIPE financing and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

No.	Description of Exhibit
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2025

ECD AUTOMOTIVE DESIGN, INC.

	By:	/s/ Benjamin Piggott
	Name:	Benjamin Piggott
	Title:	Chief Financial Officer

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